UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 12, 2015

                               CEL-SCI CORPORATION
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                      01-11889               84-0916344
   -----------------------          ----------------        ----------------
(State or other jurisdiction      (Commission File No.)   (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01  Entry into a Material Definitive Agreement.

     On October 12, 2015 the Company signed a funding agreement (the "Agreement") with a company established by Lake Whillans Litigation Finance, LLC, a firm specializing in funding litigation expenses. Pursuant to the Agreement, Lake Whillans Vehicle I, LLC will provide the Company with up to $5,000,000 in funding for litigation expenses to support its $50,000,000 arbitration claims against its former clinical research organization inVentiv Health Clinical, LLC (f/k/a PharmaNet LLC and PharmaNet GmbH (f/k/a PharmaNet
AG). The funding will be available to the Company if and when needed to fund the expenses of the ongoing arbitration and will only be repaid when the Company receives proceeds from the arbitration.

     In return for providing the funding for the litigation expenses, Lake Whillans will receive:

     (i) the repayment of all funds disbursed by Lake Whillans pursuant to the Agreement;

     (ii) $5,000,000; and

     (iii) fifteen percent (15%) of the Net Proceeds;

     provided, however, that in the event the Company settles all of its claims against inVentiv on or prior to November 26, 2015, Lake Whillans will receive:

     (i) the repayment of all funds disbursed by Lake Whillans pursuant to the Agreement, plus

     (ii) the greater of 10% of the Proceeds or $2,500,000.

     For purpose of the Agreement:

     "Proceeds" means all monetary awards, damages, fees, recoveries, judgements or other property or value recovered by or on behalf of the Company in connection with the arbitration.

     "Net Proceeds" means the Proceeds minus the sum of (i) the funds disbursed by Lake Whillan pursuant to the Agreement, and (ii) $5,000,000.

     The foregoing summary of the Agreement is qualified in all respects to the Agreement itself which is filed as an exhibit to this report.

     The hearing on the Company claims against inVentiv is scheduled to begin on March 1, 2016.

Item 9.01   Financial Statements Exhibits.

Number      Description

10 (ddd)    Assignment of Proceeds and Investment Agreement


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2015

                               CEL-SCI CORPORATION


                                      By:/s/ Patricia B. Prichep
                                         --------------------------------------
                                         Patricia B. Prichep,
                                         Senior Vice President of Operations







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